                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              ---------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported): April 25, 2002


                            STRATEGIC DIAGNOSTICS INC.
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                (Exact Name of Registrant as Specified in Charter)


            Delaware                     000-68440             56-1581761
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  (State or Other Jurisdiction          (Commission         (I.R.S. Employer
of Incorporation or Organization)       file number)     Identification Number)

       111 Pencader Drive Newark, Delaware                     19702
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    (Address of Principal Executive Offices)                 (Zip Code)


                                 (302) 456-6789
                                 --------------
              (Registrant's telephone number, including area code)

Item 7 - Financial Statements, Pro Forma Financial Information and Exhibits.

Items (a) and (b) are inapplicable.

(c)   Exhibits

Exhibit No.       Description
-----------       -----------

99.1              Press Release issued by Strategic Diagnostics Inc. on
                  April 25, 2002.

Item 9.  Regulation FD Disclosure

         On April 25, 2002, Strategic Diagnostics Inc. issued a press release providing its first quarter results. The press release is attached as an exhibit to this Current Report on Form 8-K and is incorporated herein by reference.

                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.



Date: April 25, 2002                        Strategic Diagnostics Inc.
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                                            By:  /s/ Arthur A. Koch, Jr.
                                                 -------------------------------
                                                 Arthur A. Koch, Jr.
                                                 Chief Operating Officer

                                  EXHIBIT INDEX


Exhibit No.      Description
-----------      -----------

99.1             Press Release issued by Strategic Diagnostics Inc. on
                 April 25, 2002.